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                                                                    Exhibit 10.7


                           ESOP STOCK PLEDGE AGREEMENT
                           ---------------------------

     This Stock Pledge Agreement, dated as of _____________ 1997, is between the OHIO STATE FINANCIAL SERVICES, INC. EMPLOYEE STOCK OWNERSHIP PLAN TRUST, by FIRST BANKERS TRUST COMPANY, N.A., its trustee ("Pledgor"), and OHIO STATE FINANCIAL SERVICES, INC., an Ohio corporation ("Pledgee").

                              W I T N E S S E T H:

     WHEREAS, Pledgor is purchasing 71,415 common shares of Pledgee (the "Securities");

     WHEREAS, contemporaneously with the execution of this Agreement, Pledgor is issuing to Pledgee a $714,150 promissory note (the "Note"), the proceeds of which will be used to purchase the Securities; and

     WHEREAS, Pledgee is unwilling to make the loan evidenced by the Note unless this Agreement is executed and delivered by Pledgor;

     NOW, THEREFORE, in consideration of the premises and to induce Pledgee to make the loan evidenced by the Note, it is agreed as follows:

     1. PLEDGE. Pledgor pledges, mortgages, assigns, transfers, delivers, deposits, sets over and confirms as a first priority pledge to Pledgee and its successors and assigns, with the right to vote as hereinafter provided, all of the Securities as collateral security for payment and performance by Pledgor of the obligations of Pledgor to Pledgee, including, without limitation, the Note (collectively, the "Obligations"). Promptly after the Securities are purchased by Pledgor, Pledgor shall instruct Pledgee's transfer agent to record the pledge of the Securities in the stock transfer records of Pledgee and to provide certification of such to Pledgee. Each common share of Pledgee purchased with the proceeds of the Note shall automatically become subject to the pledge and security interest of this Agreement at the time Pledgor obtains rights in such share, without any further action by any person.

     2. REPRESENTATION AND WARRANTIES. Pledgor represents and warrants to Pledgee that:

          (a) As of the date hereof, Pledgor is, or upon Pledgor's purchase of the Securities Pledgor will be, the sole holder of record of the Securities, free and clear of any security interest, pledge, or other lien or encumbrance (collectively, "Lien") thereon or affecting the title thereto;

          (b) None of the Securities has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;


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          (c) There are no existing options, warrants, calls or commitments of any character whatsoever relating to the Securities; and

          (d) Pledgor has obtained all permits, consents, approvals, authorizations or other orders of any person, corporation, partnership, trust, governmental entity, or other entity required for the execution and delivery of this Agreement or the delivery of the Securities to Pledgee as provided herein.

     The representations and warranties set forth in this Section 2 shall survive the execution and delivery of this Agreement.

     3. PLEDGOR RIGHTS. Unless and until an Event of Default (hereinafter defined) shall have occurred and be continuing:

          (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Securities for all purposes not inconsistent with the provisions of this Agreement; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Pledgee in respect of the Securities without the prior written consent of Pledgee, which will not be unreasonably withheld, or unless the Note will be paid in full in connection with the transaction for which Pledgor is voting; and

          (b) (i) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends (except cash dividends in total or partial liquidation) paid on the Securities; provided, however, that until actually paid all rights to such dividends shall remain subject to the Lien of this Agreement; and

              (ii) all dividends (other than such cash dividends as are permitted to be paid to Pledgor by clause (i) above) and all other distributions in respect of any of the Securities, whenever paid or made, shall, in the case of dividends or other distributions in the form of stock or any other security of Pledgee, be delivered to Pledgee and held by Pledgee subject to the Lien created by this Agreement and shall be then deemed "Securities" for the purposes of this Agreement, and, in all other cases, shall be held by Pledgor subject to the Lien created by this Agreement.

     4. COVENANTS. Pledgor covenants and agrees that until payment in full of all of the Obligations:

          (a) Without the prior written consent of Pledgee, Pledgor will not sell, assign, transfer, mortgage, pledge or otherwise encumber any of Pledgor's rights in or to the Securities or any unpaid dividends or other distributions or payments with respect thereto or grant a Lien in any thereof.


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          (b) Pledgor, at Pledgor's expense, will obtain, execute, acknowledge and deliver all such instruments and take all such action necessary (or as Pledgee from time to time may request) in order to ensure Pledgee shall have and retain the benefits of the first priority Lien in and the security intended to be created by this Agreement.

          (c) Pledgor will not change its Plan Year (as defined in the plan documents governing Pledgor) unless required to do so by law or by order of a government agency.

     5. EVENTS OF DEFAULT. The following shall each constitute an "Event of Default" under this Agreement:

          (a) The occurrence of an event of default under the terms of the Note; or

          (b) Failure by Pledgor to observe and perform any covenant, condition, or agreement on Pledgor's part to be observed or performed under this Agreement; or

          (c) Failure of any representation or warranty of Pledgor contained in this Agreement to be true when given.

     6. REMEDIES. (a) Subject to the final paragraph of this Section 6, upon the occurrence of an Event of Default, then or at any time after such occurrence, and in addition to the rights and remedies of Pledgee pursuant to the terms and provisions of the Note, Pledgee (personally or through an agent) is hereby authorized and empowered at its election to transfer and register in its name or in the name of its nominee the whole or any part of the Securities and to sell in one or more sales after 7 days' notice (which notice Pledgor agrees is commercially reasonable) but without any previous notice or advertisement the whole or any part of the Securities and to otherwise act with respect to the Securities as though Pledgee was the outright owner thereof, Pledgor hereby irrevocably constituting and appointing Pledgee as the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so; provided, however, Pledgee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale may be either for cash or upon credit or for future delivery at such price as Pledgee may deem fair, and Pledgee may be the purchaser of the whole or any part of the Securities so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Pledgee reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Pledgee.

          (b) If, at the original time or times appointed for the sale of the whole or any part of the Securities, the highest bid, if there be but one sale, shall be inadequate to discharge in full all of the Obligations, or if the Securities be offered for sale in lots, if at any of


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such sales, the highest bid for the lot offered for sale would indicate to
Pledgee, in its discretion, the unlikelihood of the proceeds of the sales of all of the Securities being sufficient to discharge all the Obligations, Pledgee may, on one or more occasions, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after 7 days' notice to Pledgor.

          (c) In the event of any sale(s) hereunder, Pledgee shall, after deducting all costs or expenses of every kind (including, to the full extent permitted by law, attorney's fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sale(s) to the payment or reduction, either in whole or in part, of the Obligations, returning the surplus, if any, to Pledgor.

          (d) If, at any time when Pledgee shall determine to exercise its right to sell the whole or any part of the Securities hereunder, such Securities or the part thereof to be sold shall not be effectively registered, for any reason whatsoever, under the Securities Act of 1933, as then in effect (or any similar statute then in effect) (the "Securities Act"), Pledgee may, in its discretion (subject only to applicable requirements of law), sell such Securities or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable, but subject to the other requirements of this
Section 6, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Pledgee in its discretion (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Securities or part thereof could be or shall have been filed under said Securities Act (or similar statute), (b) may approach and negotiate with a single possible purchaser to effect such sale, and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Securities or part thereof. In addition to a private sale as provided above in this Section 6, if any of the Securities shall not be freely distributable to the public without registration under the Securities Act (or a similar statute) at the time of any proposed sale pursuant to this Section 6, then Pledgee shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any person permitted to bid or purchase at sale, (ii) as to the content of legends to be placed upon any certificates representing the Securities sold in such sale, including restrictions on future transfer thereof,
(iii) as to the representations required to be made by each person bidding or purchasing at such sale relating to that person's access to financial information about Pledgor and such person's intentions as to the holding of the Securities so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as Pledgee may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with laws affecting the enforcement of creditors' rights and the Securities Act and all applicable state or other jurisdictions' securities laws.


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          (e) Pledgor acknowledges that: (a) any sale under the circumstances described in this Section 6 shall be deemed to have been held in a manner which is commercially reasonable, and (b) notwithstanding the legal availability of a private sale or a sale subject to restrictions of the character described above, Pledgee may, in its discretion, elect to register under the Securities Act (or any applicable state securities laws) in accordance with its rights under this
Section 6.

          (f) Pledgor agrees that it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Securities or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgee of any one or more of such rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies shall operate as a waiver hereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

          (g) Notwithstanding anything else set forth in this Agreement, Pledgee agrees not to exercise any remedies, including acceleration, to the extent that any applicable law, including, without limitation, ERISA, the Internal Revenue Code of 1986, as amended, Section 54.4975-7(b)(6) of the Regulations of the Department of the Treasury, or any other applicable law or regulations, will be violated by the exercise of such remedy.

     7. EXTENT OF OBLIGATIONS. Pledgor hereby agrees that from time to time, without notice or demand and without affecting or impairing in any way the rights of Pledgee with respect to the Security or the obligations of Pledgor hereunder, Pledgee may: (a) exchange, enforce, waive, release, apply and direct the order or manner of sale of any and all collateral for the Obligations, including, without limitation, the Securities, as Pledgee, in its sole discretion, may determine, and/or (b) release or substitute any one or more endorsers or guarantors. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party thereto or liable thereon, and in giving notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Pledgee's part in the premises shall in any event affect or impair this Agreement.

     8. RELEASE OF PLEDGED STOCK. On December 31st of each year during the term of this Agreement, a number of shares of the Securities calculated as set forth below shall be automatically released from the pledge of this Agreement, and shall thereupon no longer be considered to be collateral for the Note. The number of shares to be released on each such date shall equal the number of shares held on such date that are subject to the pledge of this Agreement immediately before such release, multiplied by a fraction. The numerator of the


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fraction is the amount of principal and interest paid on the Note for the year ended on such date. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid on the Note for all future years, determined without taking into account any possible extensions or renewal periods. For this purpose, the interest to be paid in future years shall be computed on each date on which Securities are to be released hereunder by using the interest rate in effect under the Note on such date.

     9. WAIVER. No delay on Pledgee's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Pledgee's rights as against Pledgor in any respect.

     10. ASSIGNMENT. Pledgee may assign or transfer all or any portion of the Obligations. This Agreement shall be binding upon Pledgor and Pledgor's heirs and assigns, and shall inure to the benefit of, and be enforceable by, Pledgee and its successors, transferees and assigns.

     11. AMENDMENT. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in a writing duly signed for and on behalf of Pledgee and Pledgor.

     12. NOTICES. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered by hand or when mailed by registered or certified mail, return receipt requested, addressed as follows:

          (a) Ohio State Financial Services, Inc.
              435 Main Street
              Bridgeport, Ohio  43912
              Attn: Jon W. Letzkus

          (b) Ohio State Financial Services, Inc.
              Employee Stock Ownership Plan
              435 Main Street
              Bridgeport, Ohio  43912
              Attn: ESOP Administrator

              with a copy to:

              First Bankers Trust Company, N.A.
              Broadway at 12th Street
              P.O. Box 3566
              Quincy, Illinois  62305-3566
              Attn: Carmen Walch


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     Either party may change such address by sending notice of the change to the other party.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

     14. GOVERNING LAW; JURISDICTION. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the domestic laws of the State of Ohio. Pledgor agrees that the state and federal courts in Belmont County, Ohio, or any other court in which Pledgee initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to Pledgor at its address described in Section 9 of this Agreement. PLEDGEE AND PLEDGOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this ESOP Stock Pledge Agreement to be duly executed as of the date first above written.

                                        OHIO STATE FINANCIAL SERVICES, INC.
                                        EMPLOYEE STOCK OWNERSHIP PLAN

                                        By: FIRST BANKER TRUST COMPANY,
                                            N.A., TRUSTEE

                                        By:
                                           -------------------------------------
                                           Carmen Walch
                                           Its: Trust Officer

                                        OHIO STATE FINANCIAL SERVICES, INC.

                                        By:
                                           -------------------------------------
                                           Jon W. Letzkus
                                           Its: President


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STATE OF ILLINOIS    )
                     )  SS:
COUNTY OF ADAMS      )

     On the _____ day of _______________, 1997, before me personally came Carmen Walch, to me known, who, being by me duly sworn, did depose and say that she is the Trust Officer of First Bankers Trust Company, N.A., the corporation described in and which executed the ESOP Stock Pledge Agreement as trustee; and that she signed her name hereto by order of the board of directors of said corporation.

                                        ----------------------------------------
                                        Notary Public

STATE OF OHIO        )
                     )  SS:
COUNTY OF BELMONT    )

     On the _____ day of ________________, 1997, before me personally came Jon
W. Letzkus, to me known, who, being by me duly sworn, did depose and say that he is the President of Ohio State Financial Services, Inc., the corporation described in and which executed the ESOP Stock Pledge Agreement; and that he signed his name hereto by order of the board of directors of said corporation.

                                        ----------------------------------------
                                        Notary Public


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